SUPPLEMENT DATED NOVEMBER 6, 2015 TO THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION DATED JULY 29, 2015 FOR GATOR OPPORTUNITIES FUND
AND GATOR FOCUS FUND (the “Funds”),
each a series of Gator Series Trust (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus for the Funds, dated July 29, 2015, and the Statement of Additional Information (“SAI”) dated July 29, 2015. Please keep this supplement for future reference.

•	The text that follows the “Management” caption on page 11 of the Prospectus should be replaced with the following:

Gator Capital Management, LLC is the investment adviser for the Opportunities Fund. Mr. Pilecki is the President and Chief Investment Officer of the Adviser and has served as the primary portfolio manager of the Opportunities Fund since October 31, 2015.

•	The “PORTFOLIO MANAGERS” heading and the text that follows that heading on page 17 of the Prospectus should be replaced with the following:

PORTFOLIO MANAGER

Mr. Pilecki has served as the sole Portfolio Manager for Focus Fund since its inception (April 2013) and as the sole Portfolio Manager for the Opportunities Fund since October 31, 2015. He is responsible for the day-to-day management of each Fund’s portfolio.

Derek Pilecki, CFA®. Mr. Pilecki founded Gator Capital Management, LLC in 2008. At Gator, Mr. Pilecki is the Chief Investment Officer and is the portfolio manager for the Focus Fund and the Opportunities Fund. Mr. Pilecki also manages a private investment partnership and various separately managed accounts.

From 2002 through 2008, Mr. Pilecki was a member of the Goldman Sachs Asset Management (“GSAM”) Growth Equity Team. While at GSAM, Mr. Pilecki was the co-Chair of the Investment Committee for the Growth Team and was a Portfolio Manager. He was also a member of the portfolio management team responsible for the Goldman Sachs Capital Growth Fund, and provided primary coverage of the Financials sector for the Growth Team.

Prior to GSAM, Mr. Pilecki was an Analyst at Clover Capital Management in Rochester, NY and Burridge Growth Partners in Chicago, IL and covered the Financials sector at both firms. Before entering graduate school, Mr. Pilecki worked at Fannie Mae providing interest rate risk analysis for the company’s mortgage investment portfolio.

Mr. Pilecki holds an MBA with honors in Finance and Accounting from the University of Chicago and a BA in Economics from Duke University. Mr. Pilecki holds the Chartered Financial Analyst® designation and is a member of the CFA Tampa Bay Society.

Other Information. The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

•	The “Portfolio Managers” caption and the text that follows that caption on page 24 of the SAI should be replaced with the following:

Portfolio Manager. Mr. Pilecki is the President and Chief Investment Officer of the Adviser and the portfolio manager of the Focus Fund and the Opportunities Fund.

•	The text and table that follow the “Ownership of Fund Shares” caption on page 24 of the SAI should be replaced with the following:

The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of November 4, 2015, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Fund Managed	Dollar Range of Securities Owned
Derek Pilecki	Gator Focus Fund; Gator Opportunities Fund	F

•	The text that follows the “Other Accounts” caption on page 25 of the SAI should be replaced with the following:

In addition to the Funds, Mr. Pilecki is responsible for the day-to-day management of certain other accounts. The tables below show the number of, and total assets in, such other accounts as of October 31, 2015:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Pilecki	3	$30,266,005*	2	$33,542,434	54	$40,264,518
Accounts where advisory fee is based upon account performance	0	N/A	2	$33,542,434	5	$28,413,334

* Includes the Focus Fund and the Opportunities Fund

•	The text that follows the “Conflicts of Interest” caption on page 25 of the SAI should be replaced with the following

Mr. Pilecki’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include private funds and other managed accounts (collectively, the “Other Accounts”). Certain of the Other Accounts have an investment objective or strategies that may be similar to the investment objective or strategies of the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that they have designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the Mr. Pilecki’s day-to-day management of the Funds. Mr. Pilecki knows or has access to information regarding the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of trades for the Funds. It is theoretically possible that Mr. Pilecki could use this information to the advantage of Other Accounts the portfolio manager manages and to the possible detriment of the Funds, or vice versa.

Investment Opportunities: The Adviser provides investment supervisory services for a number of accounts that have varying investment guidelines. The Adviser works across different investment products. Differences in the compensation structures of the Adviser’s accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

•	The text that follows the “Compensation” caption on page 26 of the SAI should be replaced with the following:

Mr. Pilecki is compensated by the Adviser, of which he is the sole owner and is thus entitled to profits related to his ownership. Since profits are expected to increase as assets increase, Mr. Pilecki is expected to receive increased profits as an owner of the Adviser as assets of the Funds increase.

Investors Should Retain This Supplement for Future Reference